UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2005

Fidelity D & D Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA		18512
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 570-342-8281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Fidelity D & D Bancorp, Inc.

CURRENT REPORT ON FORM 8-K

Item 1.01                Entry into a Material Definitive Agreement

On September 19, 2005, the Registrant and its wholly owned subsidiary, The Fidelity Deposit and Discount Bank (the “Bank”), entered into a change of control agreement with James T. Gorman, the Bank’s Executive Vice President/Senior Lending Officer (the “Agreement”).

The Agreement provides that if after the “change of control” (as defined in the Agreement) of the Registrant or the Bank Mr. Gorman is terminated for any other reason than “cause” (as defined in the Agreement), Mr. Gorman will be entitled to receive a lump sum or 12 equal payments, at Mr. Gorman’s option, equal to 1.0 times his average annual base salary.  In addition, Mr. Gorman shall receive continuation of all life, disability, medical insurance and other normal health and welfare benefits for one (1) year.  The payments and benefits shall be subject to a reduction to avoid any excise tax under Section 4999 and Section 280G deductibility limitations and Section 409A under the Internal Revenue Code of 1986 (the “IRC”).

Further, the Agreement provides that if Mr. Gorman is involuntarily terminated without a “change of control,” he shall be entitled to receive six (6) months of his annual base salary.  In addition, Mr. Gorman shall receive continuation of all life, disability, medical insurance and other normal health and welfare benefits for six (6) months.  Payments made under this section of the Agreement are subject to the limitations of Section 409A of the IRC.

The Agreement provides for customary non-solicitation and confidentiality restrictions.

The Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 1.01.

Item 8.01                Other Events

On September 19, 2005, the Bank announced that James T. Gorman joined the Bank as the Executive Vice President, Senior Loan Officer and Chief Commercial Bank Officer.

The Registrant issued a press release on September 19, 2005 regarding Mr. Gorman’s hiring.  The press release is attached hereto and incorporated by reference into this Item 8.01.

Item 9.01                Financial Statements and Exhibits

(c)           Exhibits

99.1         Change of Control Agreement among the Registrant, the Bank and James T. Gorman dated as of September 19, 2005.

99.2         Press release dated September 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity D & D Bancorp, Inc.

Date: September 21, 2005	BY:	/s/ Salvatore R. DeFrancesco, Jr.

	Name:	Salvatore R. DeFrancesco, Jr.
	Title:	Treasurer & Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1	Change of Control Agreement among the Registrant, the Bank and James T. Gorman dated as of September 19, 2005.

99.2	Press release, dated September 19, 2005,